SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)


                                 AUGUST 27, 1996


                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                       0-13941                         95-3525565
               (Commission File Number)    (IRS Employer Identification No.)


                 16215 ALTON PARKWAY
                  IRVINE, CALIFORNIA                     92718
       (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code
                                (714) 727-4141


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

On August 27, 1996, AST Research, Inc. (the "Company") announced the resignation of Ian Diery as President and Chief Executive Officer. The Company also announced that the Board of Directors appointed Young-Soo Kim as President and Chief Executive Officer, to replace Mr. Diery. Mr. Y.S. Kim was formerly Corporate Vice President at Samsung Electronics Co., Ltd. A copy of the press release is attached to this report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press Release dated August 27, 1996 announcing that the Board of Directors of AST Research, Inc. named Y.S. Kim as new Chief Executive Officer and President. The release also announced the resignation of Ian Diery from both posts.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By   /s/ JOSEPH E. NORBERG
                                   Joseph E. Norberg
                                   Senior Vice President
                                   and Chief Financial Officer



Date:  August 27, 1996